UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2017, the Compensation Committee (the "Committee") of the Board of Directors of ePlus inc. (the "Company") approved compensation modifications and amendments to employment agreements for the following executive officers:  Chief Executive Officer and President Mark P. Marron and Chief Financial Officer Elaine D. Marion.

Mr. Marron's base annual salary was increased from $700,000 to $750,000, effective June 8, 2017.  His amended and restated employment agreement, which was entered into effective August 1, 2016, and reported in our Current Report on Form 8-K filed on July 21, 2016, was amended to reflect the salary modification.  Mr. Marron's target award under ePlus' Executive Incentive Plan ("EIP") was amended from $400,000 to $600,000 for fiscal year 2018.  Mr. Marron was also granted an award of 20,000 shares of restricted stock on June 8, 2017, which will vest in equal amounts over the next three one-year anniversaries of the grant date.

Ms. Marion's base annual salary was increased from $415,000 to $450,000, effective June 8, 2017.  Her amended and restated employment agreement, which was entered into effective August 1, 2016, and reported in our Current Report on Form 8-K filed on July 21, 2016, was amended to reflect the salary modification.  Ms. Marion's target award under ePlus' Executive Incentive Plan ("EIP") was amended from $207,500 to $250,000 for fiscal year 2018.  Ms. Marion was also granted an award of 12,000 shares of restricted stock on June 8, 2017, which will vest in equal amounts over the next three one-year anniversaries of the grant date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Employment Agreement effective June 8, 2017, by and between ePlus inc. and Mark P. Marron

10.2	Amendment No. 1 to Amended and Restated Employment Agreement effective June 8, 2017, by and between ePlus inc. and Elaine D. Marion

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: June 12, 2017